EXHIBIT 10.15

NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

GREEN RIVER RESOURCES, INC.

5% CONVERTIBLE PROMISSORY NOTE

Date: January 24, 2012	$1,446,551.00_

GREEN RIVER RESOURCES, INC., a corporation duly organized and existing under the laws of the State of Utah (hereinafter referred to as the “Maker”), for value received, hereby promises to pay to BLEEDING ROCK LLC, a Utah limited liability company or its registered assigns (each a “Note Holder”) at 2610 Hillsden Drive, Holladay, Utah 84117 the principal sum of One Million Four Hundred Forty-Six Thousand Five Hundred Fifty-One Dollars and No Cents ($1,446,551.00) in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, on the terms and at the time hereinafter provided.

This 5% Convertible Promissory Note (the “Note”) is subject to the further terms and provisions:

1. Payment and Interest. This Note shall be due and payable on or before one year from the date hereof (the “Maturity Date”). The Maker shall pay to the Note Holder interest on the principal amount of this Note at the rate of five percent (5%) per annum from the date of this Note. Interest shall be due and payable on the Maturity Date.

2. Conversion. Subject to and in compliance with the provisions contained herein, the Note Holder is entitled, at his, her or its option, at any time prior to the Maturity Date, or in case this Note or some portion hereof shall have been called for prepayment prior to such date, then, in respect of this Note or such portion hereof, until and including, but not after, the close of business within thirty (30) days of the date of notice of prepayment, to convert the original principal amount of this Note (or any portion thereof), together with accrued but unpaid interest thereon, into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock (the “Shares”) of American Sands Energy Corp., a Delaware corporation and the parent of the Maker (“ASEC”), by surrender of this Note, duly endorsed (if so required by the Maker) at its offices, accompanied by written notice to the Maker and ASEC, in the form set forth below, that the Note Holder selects to convert this Note or, if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. Such conversion shall be effected at the rate of one Share for each $0.50 of principal amount plus accrued and unpaid interest of this Note, all subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Maker will pay cash adjustments as provided herein.

3. Prepayment. This Note is subject to prepayment, in whole or in part, at any time upon not less than thirty (30) days notice by registered mail at the election of the Maker. Prepayment shall be effected by paying the amount equal to the outstanding principal amount of this Note, plus all interest accrued to the date of prepayment. During the thirty (30) days following the date of any notice of prepayment, the Note Holder shall have the right to convert this Note into the common stock of the Maker, on the terms and conditions provided for in Paragraph 2 above.

4. Limitations on Right of Conversion. Following receipt of the written notice of intention to convert the Note, the Maker shall take such steps as it deems appropriate to permit conversion of the Note as specified in the notice without registration or qualification under applicable federal and state securities laws; provided, that in no event shall the Maker be required to consent to the general service of process or to qualify as a foreign corporation in any jurisdiction where the Note Holder resides if such jurisdiction is different than such Note Holder’s residence when the Note was originally offered and sold. In order to comply with exemptions from the registration requirements of the Securities Act and certain state securities statutes, the Maker may require the Note Holder to make certain representations and execute and deliver to the Maker certain documents as a condition to exercise of conversion rights hereunder, all in form and substance satisfactory to the Maker as determined in its sole discretion. In the event the Maker reasonably determines that the Note cannot be converted in compliance with applicable federal and state securities laws in the absence of registration or qualification under such statutes, the Maker shall be under no obligation to permit conversion of the Note and issue any shares of common stock pursuant hereto. Notwithstanding the foregoing, the shares issuable on conversion in the event of mandatory prepayment in connection with a public offering by the Maker shall be issued and delivered pursuant to a registration statement under the Securities Act. The Maker shall also utilize its best efforts to qualify such Shares for sale under the applicable state laws in those jurisdictions in which the Note Holder resides at the time of conversion. If, notwithstanding such efforts to qualify such Shares for sale in such state, the Maker is unable to so qualify such Shares for sale in such state, the Shares delivered shall be subject to applicable restrictions on their transfer under the laws of such state or, of no exemption from registration is available, this Note shall not be convertible.

5. Satisfaction and Discharge of Note. This Note shall cease to be of further effect (except as to any surviving rights of conversion, transfer, or exchange of the Note herein expressly provided for) when:

a. The Maker has paid or caused to be paid all sums payable hereunder by the Maker, including all principal amounts and interest accrued under the Note; and

b. All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been complied with.

6. Events of Default. “Event of Default,” when used herein, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administration or government body or be caused by the provisions of any paragraph herein means any one of the following events:

a. Default in the payment of any interest on this Note when it becomes due and payable;

or

b. Default in the payment of the principal amount of this Note when due, whether at maturity, upon prepayment, or otherwise; or

c. Default in the performance or breach of any covenant or warranty of the Maker in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of sixty (60) days after there has been given to the Maker by registered or certified mail, by the Note Holder, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

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d. The entry of a decree or order by a court having jurisdiction in the premises adjudging the Maker a bankrupt or insolvent under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee (or other similar official) of the Maker or of any substantial part of its property , or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

e. The institution by the Maker of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee (or other similar official) of the Maker or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Maker in furtherance of any such action.

This Note shall bear interest at the rate of ten percent (10%) per annum from and after the date of, and during the continuation of, any Event of Default. This interest rate shall be in lieu of the interest rate set forth in Paragraph 1 above.

7. Acceleration of Maturity. If an Event of Default occurs and is continuing then, in every such case, the Note Holder may declare the principal of this Note to be due and payable immediately, by a notice in writing to the Maker of such default, and upon any such declaration, such principal shall become immediately due and payable. At such time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the Note Holder, the Note Holder, by written notice to the Maker, may rescind and annul such declaration and its consequences, if all Events of Default, other than the nonpayment of the principal of this Note which has become due solely by such acceleration, has been cured or waived. No such rescission shall affect any subsequent default or impair any right consequent thereon.

8. Adjustment in Conversion. The conversion price and number of shares issuable upon conversion of this Note may be subject to adjustment from time to time as follows:

a. If ASEC shall take a record of the holders of its common shares for the purpose of entitling them to receive a dividend in shares, the conversion price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date;

b. If ASEC shall subdivide the outstanding common shares into a greater number of shares or combine the outstanding common shares into a smaller number of shares, or issue by reclassification any of its common shares, the conversion price in effect immediately prior thereto shall be adjusted so that the Note Holder thereafter surrendered for conversion shall be entitled to receive after the occurrence of any of the events described the number of common shares to which the Note Holder would have been entitled had such Note been converted immediately prior to the occurrence of such event, such adjustment to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination or reclassification, as the case may be, becomes effective;

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c. No fraction of a Share shall be issued upon conversion, but in lieu thereof ASEC, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of the fractional Share at the time of conversion;

d. Neither the purchase or other acquisition by ASEC of any common shares, nor the sale of other disposition by ASEC of any common shares, shall affect any adjustment of the conversion price or be taken into account in computing any subsequent adjustment of the conversion price; and

e. If at any time:

(1) ASEC proposes to pay any dividend payable in stock upon its common shares or make any distribution, including cash or property dividend, out of earnings or earned surplus, to the holders of common shares;

(2) ASEC proposes to enter into any plan of capital reorganization or reclassification of the common shares of ASEC; or

(3) ASEC proposes to merge, consolidate, or encumber or sell all or substantially all of its assets other than in the ordinary course of business;

then, in any one or more of said cases, ASEC shall notify the Maker and the Maker shall cause a notice to be mailed to the registered Note Holder at the address of such Note Holder set forth in the registration records of the Maker. Such notice shall be solely for the convenience of such registered Note Holder and shall not be a condition precedent to, nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by ASEC. Such notice shall be mailed, at least ten (10) days prior to the date on which the books of ASEC shall close, or a record date shall be taken for such share dividend, share split or reclassification, consolidation, merger, or sale of properties and assets, as the case may be. Such notice shall specify such record date for the closing of the transfer books.

9. Restrictions. The Note Holder, by acceptance hereof, both with respect to the Note and the Shares to be issuable upon conversion of the Note (unless issued pursuant to an effective registration statement under the Securities Act), represents and warrants to the Maker and ASEC as follows:

a. The Note and the Shares are being acquired for the Note Holder’s own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or Shares or any interest therein without registration or other compliance under the Act, and the Note Holder has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

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b. The Note Holder has been advised and understands that the Note and the Shares have note been registered under the Securities Act and the Note and/or the Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, neither the Maker nor ASEC is under any obligation to register the Note and/or the Shares under the Act; in the absence of such registration, sale of the Note or Shares may be impracticable; ASEC and its registrar and transfer agent, if any, will maintain stock transfer orders against registration of transfer of the Note and the Shares; and the certificates to be issued for any Shares will bear on their face a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

c. The Maker may refuse to transfer the Note and/or the Shares unless the Note Holder provides an opinion of legal counsel reasonably satisfactory to the Maker or a “no action” or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note and/or Shares are free from any restrictions under the Securities Act, the Maker may refuse to transfer the Note and/or the Shares to any transferee who does not furnish in writing to the Maker the same representations and agree to the same conditions with respect to such Note and Shares as set forth herein. The Maker may also refuse to transfer the Note or Shares if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

10. Default Costs. Should the Maker, ASEC, or the Note Holder default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney’s fee, which may arise or accrue therefrom, or in pursuing any remedy provided hereunder or by the statutes of any state.

11. Rights Are Cumulative. The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

12. Waiver and Amendment. None of the provisions hereof may be changed, waived, terminated or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, termination or discharge is sought.

13. Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made when served personally or when deposited in the United States mail addressed, if to the Maker or ASEC at 4760 S. Highland Drive, Suite 341, Salt Lake City, UT 84117, Attention: William C. Gibbs, President, or if to Note Holder, at the address furnished to the Maker by such party, or at such other address as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this paragraph.

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14. Negotiability, Assignment and Transferability. This Note is negotiable and transferable, subject to compliance with the provisions of Paragraph 9 hereof. Subject to the provisions of Paragraph 9 hereof, this Note may be assigned in whole or in part by the Holder. Any transfer or assignment shall be effected by the Holder (i) completing and executing the form of assi ment at the end hereof and (ii) surrendering this Note with such duly completed and executed assigijment form for cancellation at the principal executive office of the Maker; whereupon the Maker shall issud, in the name or names specified by the Holder a new Note or Notes oflike tenor with appropriate legends restricting transfer under the Securities Act. Prior to due presentment for transfer or assignment hereof, the Makrr may treat the registered Holder as the absolute owner hereof (notwithstanding any notations of ownership,or writing hereon made by anyone other than a duly authorized officer of the Maker) for all purposes and sha1J not be affected by any notice to the contrary. The Maker shall keep a record of the name and address of each Holder, each transfer of the Note, and the name and address of each transferee of the Note.

15. Presentment Waiver. The makers, guarantors, and endorsers hereof, if any, severally waive presentment for payment, protest, and notice of protest and of nonpayment of this Note.

16. Governing Law. This Note will be construed in accordance with, and governed by, the laws of the State of Utah (without giving effect to any choice or conflict oflaw provisions) as applied in contracts that are executed and performed entirely in the State of Utah), and any and all,actions to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction in the' County of Salt Lake, in the State of Utah and in no other place.

Green River Resources, Inc.
(A Utah corporation)

		By	/s/ William C. Gibbs
William C. Gibbs, President

Authorized as to the conversion feature set forth in Paragraph 2.

American Sands Energy Corp.

By	/s/ William C. Gibbs
William C. Gibbs, President

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EXERCISE FORM

American Sands Energy Corp.

4760 S. Highland Dr. Suite 341

Salt Lake City, UT 84117

Re: Conversion of Note

Gentlemen:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note or the portion hereof designated, into shares of common stock of American Sands Energy Corp., a Delaware corporation, in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

Date: _________________

(Signature)

FILL IN FOR REGISTRATION OF SHARES

(Social Security or other identifying number)
(Printed Name)

(Street Address)

(City, State, and ZIP Code)	Portion to be converted (if less than all)

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(Please print or type name and address)

$ ____________________ of the Note, and hereby irrevocably constitutes and appoints any officer of the Maker as lawful Attorney to transfer this Note on the books of the Company, with full power of substitution in the premises.

Date: ____________________

(Signature)

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